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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                              UTILICORP UNITED INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/X/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        $1,078,816
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     2) Form, Schedule or Registration Statement No.:
        Preliminary Joint Proxy Statement/Prospectus on Schedule 14A and KC United Corp. Form S-4 File No. 333-02223
        ------------------------------------------------------------------------
     3) Filing Party:
        UtiliCorp United, Kansas City Power & Light
        ------------------------------------------------------------------------
     4) Date Filed:
        February 21, 1996 and April 4, 1996
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   SUPPORT FOR THE UTILICORP/KCPL COMBINATION ECHOES FROM MAIN STREET TO WALL
                                     STREET

                             [IMAGE OF STREET SIGNS]

We believe that the proposed UtiliCorp and KCPL merger presents an attractive opportunity for both companies to significantly enhance their growth prospects. UtiliCorp has been a market leader in international projects while developing a successful energy marketing affiliate. Coupled with KCPL's financial strength, urban service territory and generation experience, the new company should be well positioned for the changes embracing the energy markets.

               * Ronald J. Barone, Daniel L. Barcelo, PaineWebber, July 24, 1996

I am confident that the result of this merger will be strong corporate leadership and a valuable ally in our economic development efforts. This proposal provides the best future prospects for Missouri and the Kansas City area.

                                  * Missouri Governor Mel Carnahan, May 15, 1996

The combination of these two fine companies, each an industry leader, in striving to bring the benefits of competition and efficiency to energy consumers, will ensure Kansas City's and Missouri's strong participation in the new global energy marketplace that is taking shape.

                                       * Missouri Senator Kit Bond, May 16, 1996

We have revised our recommendation for several reasons. . .  We recommend that
KCPL shareholders vote YES for the UCU/KCPL merger. . . . . Recent events . . .
raise serious questions concerning Western Resources' sustainable earnings levels and, therefore, its stock price.

                            * David Parker, Robert W. Baird & Co., July 19, 1996

The assumptions needed to make the Western Resources offer and all its component parts a realization . . . are somewhat questionable. Moreover, the long-term strategic benefits and growth opportunities created by a UCU/KCPL merger appear greater. . . .

                   * Kyle P. Rudden, J. P. Morgan Securities Inc., July 23, 1996

UtiliCorp's efforts distinguish it as the most aggressive and visionary utility company in the Midwest. . . .  All evidence indicates the two utility companies have complementary strengths that will result in a strong, unified firm well-suited to continue serving our state.

                 * Area Economic Development Commission, Nevada, MO, May 8, 1996
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REAL PEOPLE SUPPORTING REAL VALUE

Cast Your YES Vote Today!  Remember, a non-vote is a no vote.

                                [UtiliCorp Logo]

          Vote YES to the UtiliCorp/KCPL Merger on the WHITE Proxy Card
If you need assistance call our proxy solicitor, Morrow & Co., Inc., toll free, at 1-800-566-9058.  For more information, please call UtiliCorp at 1-800-487-6661.